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                                                                EXHIBIT 10.139.3



This Instrument Prepared by:
Laura B. Belflower
Holland & Knight
Post Office Box 1288
Tampa, Florida 33601





               ASSIGNMENT OF RIGHTS UNDER PRE-ANNEXATION AGREEMENT


         This Assignment of Lease (the "Assignment") made as of this 22nd day of October, 1996, is by and between MICHAEL J. GRINDSTAFF, as Trustee, with an address of 20 North Orange Avenue, Suite 1000, Orlando, Florida 32801 ("Assignor"), and Southern Land Investors, Ltd., a Florida limited partnership, with an address of c/o Southern Land Company, 20 North Orange Avenue, Suite 1000, Orlando, Florida 32801 ("Assignee").

                                   BACKGROUND

         The Assignor is the Developer under a certain Pre-Annexation Agreement dated September 23, 1996, by and between Michael J. Grindstaff, Trustee, as Developer and the City of Orlando (the "Pre-Annexation Agreement" or the "Agreement") , which granted certain rights to the Developer for the Property described in Exhibit "A," attached hereto. Assignor now desires to assign to Assignee and Assignee desires to accept and assume Assignor's right, title and interest under the Pre-Annexation Agreement.

                              OPERATIVE PROVISIONS

         In consideration of the mutual obligations of this Assignment, Assignor and Assignee hereby agree as follows:

         1. Assignor hereby assigns to Assignee all of its right, title and interest in the Pre-Annexation Agreement, effective the date set forth above.

         2. Assignor warrants that the Pre-Annexation Agreement is in full force and effect, that there are no amendments, modifications, extensions or renewals to the Agreement, that Assignor is not in default of its obligations under the Agreement, that Assignor has performed all obligations due as of the date of this Assignment, that no event has occurred which, with the passage of time or service of notice, or both, would constitute a default under the Agreement, that the Agreement maybe so assigned without permission of the City of Orlando and without impacting the rights granted in

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the Agreement, and that Assignor has the full right to execute and deliver this
Assignment.

         3. Assignee hereby accepts Assignor's assignment and assumes all of Assignor's obligations under the Agreement accruing from and after the effective date of this Assignment.

         4. This Assignment may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         5. Assignee has executed this Assignment only in his capacity as Trustee. No personal liability is assumed by nor shall be asserted or enforceable against Michael J. Grindstaff, individually, resulting from his execution of this Assignment, only in his capacity as Trustee and not individually.

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed the date set forth above.

Signed in the presence of               "ASSIGNOR"
two witnesses:

(1) /s/ David Singleton
    ---------------------                /s/ Michael J. Grindstaff
        David Singleton                 ---------------------------
-------------------------                Michael J. Grindstaff,
(Print name signed above)                  as Trustee

(2) /s/ William L. Watson
-------------------------
        William L. Watson
-------------------------
(Print name signed above)


                                        "ASSIGNEE"
(1) /s/ David Singleton
    ---------------------                SOUTHERN LAND INVESTORS, LTD.,
        David Singleton                  a Florida limited partnership
-------------------------
(Print name signed above)

(2) /s/ William L. Watson                  By: /s/ Michael J. Grindstaff
-------------------------                  ------------------------------
        William L. Watson                     As its:  President
-------------------------                     Michael J. Grindstaff
(Print name signed above)               ---------------------------------
                                        (Print name signed above)

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STATE OF FLORIDA

COUNTY OF ORANGE


         The foregoing instrument was acknowledged before me this 22nd day of October, 1996, by Michael J. Grindstaff, as Trustee. He is personally known to me or has produced ___________ as __________identification.



(affix notarial seal)                   /s/ Serena M. Williams
                                        -------------------------------
                                        (Official Notary Signature)
                                        Notary Public--State of Florida
                                        Serena M. Williams
                                        -------------------------------
My commission expires:                  (Printed, Typed or Stamped Name
                                        of Notary)
                                        Commission Number:



STATE OF FLORIDA

COUNTY OF ORANGE

         Execution of the foregoing instrument was acknowledged before me this 22nd day of October 1996, by Michael J. Grindstaff, as President, of Southern Land Company, a Florida corporation, as general partner of Southern Land Investors, Ltd., a Florida limited partnership, on behalf of the partnership and the corporation. He is either personally known to me or has produced ______ as identification.

                                        /s/ Serena M. Williams
                                        ---------------------------------
                                        Notary Public
(AFFIX NOTARIAL SEAL)                   (Name) Serena M. Williams

Commission No.__________                 My Commission Expires:



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                             THE MORTGAGED PROPERTY

  That part of Sections 8 and 9, Township 23 South, Range 29 East, Orange County, Florida, described as follows:

  Commence at the Southeast corner of Section 8, Township 23 South, Range 29 East, and run N 89 degrees 43'15" W along the South line of the Southeast 1/4 of said Section 8 for a distance of 326.02 feet; thence run N 00 degrees 24'40" E along the West line of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 33.00 feet to the POINT OF BEGINNING; thence run N 89 degrees 43'l5" W parallel with and 33.00 feet Northerly of the South line of said Southeast 1/4 for a distance of 1672.67 feet to the Easterly Right-of-Way line of Interstate 4; thence run N 38 degrees 26'05" E along said Right-of-Way line for a distance of 3330.25 feet to the South line of the Northwest 1/4 of said Section 9; thence run S 89 degrees 42'01" E along said line for a distance of 158.92 feet; thence run
  S 38 degrees 26'05" W parallel with and 125.00 feet Southeasterly of said Right-of-Way line for a distance of 815.50 feet to the North line of the South 684.91 feet of the Northeast 1/4 of the Southeast 1/4 of said Section
  8; thence run S 89 degrees 47'51" E along said North line for a distance of
  293.40 feet to the East line of the Southeast 1/4 of said Section 8; thence run S 89 degrees 37'49" E along the North line of the South 684.91 feet of the Northwest 1/4 of the Southwest 1/4 of said Section 9 for a distance of 94.54 feet; thence run S 00 degrees 29'15" W along the East line of the West 94.54 feet of the Northwest 1/4 of the Southwest 1/4 of said Section 9 for a distance of 706.92 feet; thence run N 89 degrees 37'49" W along the South line of the North 22.00 feet of the Southeast 1/4 of the Southeast 1/4 of said Section 9 for a distance of 94.54 feet to the East line of the Southeast 1/4 of said Section 8; thence run N 89 degrees 47'51" W along the South line of the North 22.00 feet of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 262.75 feet; thence run S 00 degrees 24'40" W along the East line of the West 65.00 feet of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 690.51 feet; thence run N 89 degrees 43'15" W along the North line of the South 613.00 feet of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 65.00 feet; thence run S 00 degrees 24'40" W along the West line of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 580.00 feet to the POINT OF BEGINNING.

  Containing 51.003 acres more or less and being subject to any rights-of-way, restrictions and easements of record.

TOGETHER WITH THE EASEMENT RIGHTS DESCRIBED IN THE FOLLOWING DESCRIBED
DOCUMENTS:

         1. That certain Holden Avenue Extension, Declaration of Road Easements, Covenants and Conditions, dated September 24, 1991 and recorded in Official Records Book 4328, at Page 4655, of the Public Records of Orange County, Florida; as amended by that certain



                              EXHIBIT "A"
                              Page 1 of 2

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                             THE MORTGAGED PROPERTY



Holden Avenue Extension Amendment to Declaration of Road Easements, Covenants and Conditions, dated November 19, 1991 and recorded in Official Records Book 4349, at Page 3994, of the Public Records of Orange County, Florida (collectively "Holden Avenue Extension Agreement");

         2. That certain Declaration of Road Easements, Covenants and Conditions, dated November 19, 1991 and recorded in Official Records Book 4349, at Page 4037, of the Public Records of Orange Florida the "Access Road Easement Agreement"), and

         3. That certain Grant of Air Rights Easement dated October 21, 1996 by Orlando Utilities Commission and the City of Orlando in favor of Southern Land Investors, Ltd., and recorded simultaneously herewith (the "Air Rights Easement Agreement) over the following described property:


            That part of the Northwest 1/4 of Section 9, Township 23 South, Range 29 East, Orange County, Florida, described as follows:

            Commence at the Southwest corner of the Northwest 1/4 of said
Section 9 and run N 89 degrees 22'01" E along the South line of said Northwest 1/4 for a distance of 49.40 feet to the Easterly Right-of-Way line of Interstate 4 and the POINT OF BEGINNING; thence continue N 89 degrees 22'01" E along said South line for a distance of 9000 feet thence run N 00 degrees 37'59" W for a distance of 114.66 feet to said Easterly Right-of-Way line; thence run S 37 degrees 29'43" W along said Right-of-Way line for a distance of
145.77 feet to the POINT OF BEGINNING.

                                   EXHIBIT "A"
                                   Page 2 of 2